Derivative Instruments - Additional Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Derivative Instruments (Textual) [Abstract]
Derivative asset, Fair value	$ 570.0	$ 3,042.0
Fair value of Derivative subject to offsetting by collateral agreement	48.0	2,600.0
Cash collateral from derivative counterparties	374.0	535.0
Off balance sheet Collateral	$ 99.0	64.0
Net uncollateralized derivative asset and liability	The Company received $374 million and $535 million of cash collateral and held $99 million and $64 million, respectively, of securities as off-balance sheet collateral, resulting in an immaterial uncollateralized position as of December 31, 2015 and 2014.
Derivative liability, Fair value	$ 106.0	2,664.0
Posted cash collateral	92.0	330.0
Pledged securities of fair value	$ 64.0	$ 174.0